Exhibit 10.2

FIRST Amendment

to

SECOND AMENDED AND RESTATED

Loan and security agreement

This First Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of November, 2015 by and among (a) SILICON VALLEY BANK (“Bank”) and (b) NUMEREX CORP., a Pennsylvania corporation (“Numerex”), CELLEMETRY LLC, a Delaware limited liability company (“Cellemetry”), CELLEMETRY SERVICES, LLC, a Georgia limited liability company (“Services”), NUMEREX GOVERNMENT SERVICES LLC, a Georgia limited liability company (“Government Services”), NUMEREX SOLUTIONS, LLC, a Delaware limited liability company (“Solutions”), ORBIT ONE COMMUNICATIONS, LLC, a Georgia limited liability company (“Orbit”), UBLIP, INC., a Georgia corporation (“uBlip”), UPLINK SECURITY, LLC, a Georgia limited liability company (“Uplink”), and OMNILINK SYSTEMS, INC., a Delaware corporation (“Omnilink”) (hereinafter, Numerex, Cellemetry, Services, Government Services, Solutions, Orbit, uBlip, Uplink, and Omnilink are jointly and severally, individually and collectively, referred to as “Borrower”).

Recitals

A.          Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of May 5, 2014, as amended by that certain Joinder Agreement by and between Borrower and Bank dated as of June 24, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.          Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.          Borrower has requested that Bank amend the Loan Agreement to (i) revise certain financial covenants, (ii) waive an existing Event of Default, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.          Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.          Borrower acknowledges, confirms and agrees that no additional Advances shall be made under the Loan Agreement until the occurrence of the Reporting Event.

2.          Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

3.           Amendments to Loan Agreement.

3.1          Section 6.2(a) (Monthly Financial Statements). Section 6.2(a) is amended in its entirety and replaced with the following:

(a)          Monthly Financial Statements. As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

3.2          Section 6.2(b) (Compliance Certificate). Section 6.2(b) is amended in its entirety and replaced with the following:

(b)          Compliance Certificate. (i) Together with the Monthly Financial Statements, but in any case within thirty (30) days after the last day of each month, (ii) together with the Quarterly Financial Statements, but in any case within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year, and (iii) together with the Annual Audited Financial Statements, but in any case within ninety (90) days after Borrower’s fiscal year end, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request;

3.3          Section 6.2(f) (Quarterly Financial Statements). The Loan Agreement is amended by inserting the following new provision to appear as Section 6.2(f) thereof:

(f)          Quarterly Financial Statements. As soon as available, but no later than forty-five days (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year, a company prepared balance sheet and income statement covering Borrower’s consolidated operations for such quarter certified by a Responsible Officer and in a form acceptable to Bank (the “Quarterly Financial Statements”).

3.4          Section 6.7(a) (Liquidity Ratio). Section 6.7(a) is amended in its entirety and replaced with the following:

(a)          Liquidity Ratio. Commencing with the month ending September 30, 2015, and as of the last day of each month thereafter, a Liquidity Ratio of at least 1.00 to 1.00

3.5          Section 13.1 (Definitions). The definition of “LIBOR Rate Margin” is amended by inserting the following sentence to appear at the end thereof:

Notwithstanding anything to the foregoing, LIBOR Credit Extensions shall accrue interest at a rate per annum equal to the then-applicable LIBOR Rate, plus 3.25%, until the occurrence of the Reporting Event.

3.6          Section 13.1 (Definitions). The definition of “Prime Rate Margin” is amended by inserting the following sentence to appear at the end thereof:

Notwithstanding anything to the foregoing, Prime Rate Credit Extensions shall accrue interest at a rate per annum equal to the then-applicable Prime Rate, plus 2.25%, until the occurrence of the Reporting Event.

3.7          Section 13.1 (Definitions).          The following new terms and their respective definitions are inserted to appear alphabetically in Section 13.1 (Definitions):

“First Amendment Effective Date” is November 3, 2015.

“Liquidity Ratio” means, as of the last day of any period, the ratio of (a) (i) Borrower’s consolidated unrestricted cash and Cash Equivalents plus (ii) sixty percent (60.0%) of net billed accounts receivable, determined in accordance with GAAP, to (b) all outstanding Obligations of Borrower to Bank.

“Monthly Financial Statements” is defined in Section 6.2(a).

“Quarterly Financial Statements” is defined in Section 6.2(f).

“Reporting Event” means confirmation by Bank, in its sole and absolute discretion, that Borrower has delivered to Bank, Annual Audited Financial Statements for Borrower’s fiscal year ending December 31, 2015.

3.8          Exhibit B (Compliance Certificate). Exhibit B is amended in its entirety and replaced with the Exhibit B attached hereto in the form of Schedule 1.

4.           Operating Budget. Notwithstanding the terms and conditions of Section 6.2(d) of the Loan Agreement, as soon as available, but in any event on or before December 1, 2015, Borrower shall deliver to Bank the Board-approved operating budget for Borrower’s 2016 fiscal year, including, but not limited to, profit and loss statements, balance sheets and statements of cash flow.

5.           Limitation of Amendments.

5.1          The amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

5.2          This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

6.           Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the Fixed Charge Coverage Ratio financial covenant set forth in Section 6.7(c) thereof as of the quarter ended September 30, 2015. Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to the foregoing specific period. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

7.           Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

7.1          Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

7.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

7.3          The organizational documents of Numerex, Cellemetry, Services, Government Services, Solutions, Orbit, uBlip, and Uplink delivered to Bank on April 25, 2011 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect. The organizational documents of Omnilink delivered to Bank on June 10, 2014 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

7.4          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

7.5          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

7.6          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

7.7          This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

8.           Ratification of Perfection Certificates. Numerex hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Numerex and Bank, and acknowledges, confirms and agrees the disclosures and information Numerex provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Cellemetry hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Cellemetry and Bank, and acknowledges, confirms and agrees the disclosures and information Cellemetry provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Services hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Services and Bank, and acknowledges, confirms and agrees the disclosures and information Services provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Government Services hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Government Services and Bank, and acknowledges, confirms and agrees the disclosures and information Government Services provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Solutions and Bank, and acknowledges, confirms and agrees the disclosures and information Solutions provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Orbit hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Orbit and Bank, and acknowledges, confirms and agrees the disclosures and information Orbit provided to Bank in said Perfection Certificate have not changed, as of the date hereof. uBlip hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between uBlip and Bank, and acknowledges, confirms and agrees the disclosures and information uBlip provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Uplink hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 5, 2014 between Uplink and Bank, and acknowledges, confirms and agrees the disclosures and information Uplink provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Omnilink hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 24, 2014 between Omnilink and Bank, and acknowledges, confirms and agrees the disclosures and information Omnilink provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

9.            No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.          Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

11.          Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

12.          Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of (i) a modification fee in an amount equal to Twenty Five Thousand Two Hundred Eighty Six and 89/100 Dollars ($25,286.89), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		NUMEREX CORP.

		By:	/s/ Stratton Nicolaides
By:	/s/ Russell Follansbee	Name:	Stratton Nicolaides
Name:	Russell Follansbee	Title:	Chairman
Title:	Vice President

CELLEMETRY, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

CELLEMETRY SERVICES, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

NUMEREX GOVERNMENT SERVICES, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

NUMEREX SOLUTIONS, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

ORBIT ONE COMMUNICATIONS, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

UBLIP, INC.
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

UPLINK SECURITY, LLC
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

OMNILINK SYSTEMS, INC.
By:	/s/ Stratton Nicolaides
Name:	Stratton Nicolaides
Title:	President

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: ___________________
FROM: NUMEREX CORP.

The undersigned authorized officer of Numerex Corp. (“Borrower”) certifies that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement among Borrower and certain subsidiaries of Borrower, and Bank dated as of May 5, 2014, as amended (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly Financial Statements + CC	Monthly within 30 days	Yes No
Quarterly Financial Statements + CC	Quarterly within 45 days for the first 3 quarters of each FY	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
Compliance Certificate	Monthly within 30 days, quarterly within 45 days for the first 3 quarters of each FY, and FYE within 90 days	Yes No
Board approved Operating Budget	FYE within 45 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the 2014 Effective Date (if no registrations, state “None”)

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Leverage Ratio (Quarterly)	*	_____:1.00	Yes No N/A
Minimum Fixed Charge Coverage Ratio (Quarterly)	1.25:1.00	_____:1.00	Yes No N/A
Liquidity Ratio (Monthly)	1.00:1.00	_____:1.00	Yes No N/A

Performance Pricing
	LIBOR Advance	Primate Rate Advance	Applies
Leverage Ratio < 1.00	LIBOR plus 2.25%	Prime plus 1.25%	Yes No
Leverage Ratio > 1.00 but less than 2.00	LIBOR plus 2.75%	Prime plus 1.75%	Yes No
Leverage Ratio > 2.00	LIBOR plus 3.25%	Prime plus 2.25%	Yes No

*As set forth in Section 6.7(b) of the Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

NUMEREX CORP., as agent By: _____________________________ Name: ____________________________ Title: ____________________________

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:    Yes    No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I.               Liquidity Ratio (Section 6.7(a))

Required:	Commencing with the month ending September 30, 2015, and as of the last day of each month thereafter, a Liquidity Ratio of at least 1.00 to 1.00.

Actual:	_____:1.00

A.	Consolidated unrestricted cash and Cash Equivalents	$______
B.	Net billed accounts receivable, determined in accordance with GAAP	$______
C.	Sixty percent (60.0%) of line B	$______
D.	Line A plus line C	$______
E.	All outstanding Obligations of Borrower to Bank	$______
F.	Line D divided by line E	______

Is line F equal to or greater than 1.00?

________ No, not in compliance	________ Yes, in compliance

II.              Leverage Ratio (Section 6.7(b)):

Required:	(i) Commencing with the calendar quarter ending June 30, 2014, and as of the last day of each calendar quarter thereafter, through and including the calendar quarter ending March 31, 2015, a Leverage Ratio of not more than 3.0:1.0, (ii) commencing with the calendar quarter ending June 30, 2015, and as of the last day of each calendar quarter thereafter, through and including the calendar quarter ending March 31, 2016, a Leverage Ratio of not more than 2.75:1.0, and (iii) commencing with the calendar quarter ending June 30, 2016, and as of the last day of each calendar quarter thereafter, a Leverage Ratio of not more than 2.25:1.0, in each case to be tested as of the last day of each calendar quarter.

Actual:	_____:1.00

A.	The aggregate principal amount of all Indebtedness of Borrower (including without limitation, the aggregate principal and interest payments due or to become due under capital leases and seller notes), determined on a consolidated basis in accordance with GAAP	$______
B.	Adjusted EBITDA, measured on a trailing twelve (12) month period	$______
C.	Leverage Ratio (line A divided by line B)	______

Is line C equal to or less than the amount applicable above?

________ No, not in compliance	________ Yes, in compliance

III.            Fixed Charge Coverage Ratio (Section 6.7(c))

Required:	Commencing with the calendar quarter ending June 30, 2014, and as of the last day of each calendar quarter thereafter, a ratio of (i) Adjusted EBITDA, less unfunded capital expenditures, less capitalized software development costs, less cash dividends, and less cash taxes, each for the consecutive four (4) quarters ending on the date of determination, to (ii) Fixed Charges, of at least: (x) for each calendar quarter through and including the calendar quarter ending March 31, 2015, 1.10 to 1.0, and (y) for the calendar quarter ending June 30, 2015, and for each calendar quarter thereafter, 1.25:1.0, in each case to be tested as of the last day of each calendar quarter.

Actual:	_____:1.00

A.	Adjusted EBITDA, less (i) unfunded capital expenditures, capitalized software development costs, and cash taxes	$______
B.	(a) With respect to the last day of the calendar quarter ending June 30, 2014, the amount that is equal to four (4) times the sum of (i) Interest Expense, plus (ii) scheduled payments of principal and lease payments, on all Indebtedness of the Borrower and its Subsidiaries, including without limitation, in each case, with respect to capital leases and seller notes, for the calendar quarter ending on such date of determination, (b) with respect to the last day of the calendar quarter ending September 30, 2014, the amount that is equal to two (2) times the sum of (i) Interest Expense, plus (ii) scheduled payments of principal and lease payments, on all Indebtedness of the Borrower and its Subsidiaries, including without limitation, in each case, with respect to capital leases and seller notes, for the two (2) consecutive calendar quarters ending on such date of determination, (c) with respect to the last day of the calendar quarter ending December 31, 2014, the amount that is equal to one and three-tenths of one (1.3) times the sum of (i) Interest Expense, plus (ii) scheduled payments of principal and lease payments, on all Indebtedness of the Borrower and its Subsidiaries, including without limitation, in each case, with respect to capital leases and seller notes, for the three (3) consecutive calendar quarters ending on such date of determination, and (d) with respect to the last day of the calendar quarter ending March 31, 2015, and with respect to the last day of each calendar quarter thereafter, the amount that is equal to the sum of (i) Interest Expense, plus (ii) scheduled payments of principal and lease payments, on all Indebtedness of the Borrower and its Subsidiaries, including without limitation, in each case, with respect to capital leases and seller notes, for the consecutive four (4) quarters ending on the date of determination	$______
C.	Fixed Charges Coverage Ratio (line A divided by line B)	______

Is line C equal to or greater than the amount applicable above?

________ No, not in compliance	________ Yes, in compliance

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